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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

P & F INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5332 (Commission File No.)	22-1657413 (IRS Employer Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On April 23, 2010, P & F Industries, Inc. (the "Registrant"), and its subsidiaries, Florida Pneumatic Manufacturing Corporation ("Florida Pneumatic"), Embassy Industries, Inc. ("Embassy"), Green Manufacturing, Inc. ("Green"), Countrywide Hardware, Inc. ("Countrywide"), Nationwide Industries, Inc. ("Nationwide"), Woodmark International, L.P. ("Woodmark"), Pacific Stair Products, Inc. ("Pacific"), WILP Holdings, Inc. ("WILP"), Continental Tool Group, Inc. ("Continental") and Hy-Tech Machine, Inc. ("Hy-Tech", and collectively with the Registrant, Florida Pneumatic, Embassy, Green, Countrywide, Nationwide, Woodmark, Pacific, WILP and Continental, the "Co-Borrowers"), Citibank, N.A. and HSBC Bank USA, National Association (collectively, the "Lenders") and Citibank, N.A., as Administrative Agent for the Lenders, entered into an amendment and waiver (the "Amendment") to the Credit Agreement, dated as of June 30, 2004, by and among the Co-Borrowers, the Lenders and the Administrative Agent, as previously amended (the "Credit Agreement"). The Amendment extends the termination date of the revolving credit portion of the loan facility pursuant to the Credit Agreement from March 30, 2010 to January 1, 2011 and waives non-compliance with certain financial and other covenants, including with respect to non-payment of the Revolving Credit Loans (as defined in the Credit Agreement) on March 30, 2010 and the Defaults or Events of Defaults arising thereunder (as such terms are defined in the Credit Agreement). The Amendment also replaces the previous financial covenants with substitute covenants relating to minimum EBITDA and minimum excess availability under the revolving credit facility. Further, the Amendment provides that (i) from April 23, 2010 through June 11, 2010, the Co-Borrowers shall have no right to request, and the Lenders shall have no obligation to make, any additional Revolving Credit Loan, and (ii) after June 12, 2010, the Co-Borrowers shall substantiate the need, due to a cash flow deficit, for any additional Revolving Credit Loan borrowings by submission to the Lenders of an updated rolling 13-week cash flow forecast.

        The Amendment also adjusted the borrowing base calculation, and reduced the size of the revolving credit commitment from $17,500,000 to $16,500,000 and established an allocation with respect to the receipt by the Co-Borrowers of any income tax refunds. In addition, it requires that all future revolving credit advances shall be subject to the requirement that the aggregate amount advanced after giving effect to any such future advances be at least $750,000 less than the aggregate lendable value as indicated by the borrowing base. Additionally, the Registrant agreed that as of April 1, 2010, it would not make salary payments to Richard A. Horowitz, the Registrant's Chairman of the Board, Chief Executive Officer and President ("Mr. Horowitz"), at a rate in excess of $750,000 per year, however, the parties agreed that any excess amounts due to Mr. Horowitz may be accrued.

        The Amendment was conditioned on, among other things, Mr. Horowitz lending $250,000 to the Registrant on a secured subordinated basis, as evidenced by a Secured Subordinated Promissory Note, dated as of April 23, 2010 (the "Horowitz Promissory Note") and a non-affiliated individual, Marc Schorr ("Mr. Schorr, and together with Mr. Horowitz, the "Subordinated Lenders") also lending $500,000 to the Registrant on a secured subordinated basis, as evidenced by a Secured Subordinated Promissory Note, dated as of April 23, 2010 (the "Schorr Promissory Note" and together with the Horowitz Promissory Note, the "Subordinated Notes"). The Subordinated Notes bear interest at the rate of 8% per year (with a default interest rate of an additional 2%), with all interest and principal under the Subordinated Notes due and payable on January 2, 2011. Under the Subordinated Notes and the related subordination and intercreditor agreements, all priority of claims and all rights of payment are at all times subordinate to those of the Lenders.

        The Subordinated Lenders have a subordinated security interest in certain assets of the Co-Borrowers as set forth in security agreements with each of the Co-Borrowers, each dated as of April 23, 2010 (collectively, the "Security Agreements"). Such security interests are junior and subordinate to the security interests of the Lenders.

        As a condition of lending money pursuant to the Subordinated Notes, the Registrant and the Subordinated Lenders entered into an indemnification agreement (the "Indemnification Agreement") dated as of April 23, 2010. Pursuant to the Indemnification Agreement, the Registrant agreed to indemnify the Subordinated Lenders if any claim, litigation, demand, suit, action or proceeding is made or commenced by any person or entity against the Subordinated Lenders arising from or relating to the Loan. Such indemnification obligations are limited by, among other things, the Subordinated Lenders' subordination agreements with the Lenders and the Administrative Agent.

        Effective April 23, 2010, Countrywide Hardware, Inc., one of the Registrant's wholly owned subsidiaries, and Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association) ("Wells Fargo") entered into a loan modification agreement (the "Second Loan Documents Modification Agreement") dated April 22, 2010. Pursuant to the Second Loan Documents Modification Agreement, Countrywide agreed to make monthly principal payments of $11,244 plus accrued interest for the remainder of the loan term, and Wells Fargo agreed to extend the date upon which all interest and principal is due from June 1, 2010 to January 1, 2011 and waived prior defaults under financial and other covenants, including cross defaults relating to the Credit Agreement. Countrywide also agreed to provide financial information and adhere to certain financial covenants consistent with those provided to the Administrative Agent and the Lenders in accordance with the Amendment. The effectiveness of the Second Loan Documents Modification Agreement was conditioned upon, among other things, a principal reduction payment to Wells Fargo in the amount of $150,000.

        The foregoing summary of the Amendment, the Horowitz Promissory Note, the Schorr Promissory Note, each of the Security Agreements, the Second Loan Documents Modification Agreement and the Indemnification Agreement is qualified in its entirety by the terms and provisions of the the Amendment, the Horowitz Promissory Note, the Schorr Promissory Note, each of the Security Agreements, the Second Loan Documents Modification Agreement and the Indemnification Agreement, copies of which are filed hereto as Exhibits 10.1 through 10.16 and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Company.

        Reference is made to Item 1.01 which is hereby incorporated herein.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits:

10.1	Amendment No. 21 and Waiver to Credit Agreement, dated as of April 23, 2010, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc., Hy-Tech Machine, Inc. and Citibank, N.A., as Administrative Agent, and the lenders party thereto.
10.2
Secured Subordinated Promissory Note, dated as of April 23, 2010, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc., Hy-Tech Machine, Inc. in favor of Marc Schorr in the principal amount of $500,000.
10.3
Secured Subordinated Promissory Note, dated as of April 23, 2010, by and among the Registrant, Florida Pneumatic Manufacturing Corporation, Embassy Industries, Inc., Green Manufacturing, Inc., Countrywide Hardware, Inc., Nationwide Industries, Inc., Woodmark International, L.P., Pacific Stair Products, Inc., WILP Holdings, Inc., Continental Tool Group, Inc., Hy-Tech Machine, Inc. in favor of Richard A. Horowitz in the principal amount of $250,000.
10.4	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and the Registrant, as debtor.
10.5	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Florida Pneumatic Manufacturing Corporation, as debtor.
10.6	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Embassy Industries, Inc., as debtor.
10.7	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Green Manufacturing, Inc., as debtor .
10.8	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Countrywide Hardware, Inc., as debtor .
10.9	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Nationwide Industries, Inc., as debtor.
10.10	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Woodmark International, L.P.
10.11	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and WILP Holdings, Inc., as debtor .
10.12	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Continental Tool Group, Inc., as debtor.
10.13	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Hy-Tech Machine, Inc., as debtor.
10.14	Security Agreement, dated as of April 23, 2010, between Marc Schorr and Richard A. Horowitz, as secured parties, and Pacific Stair Products, Inc., as debtor.

10.15	Second Loan Documents Modification Agreement, dated April 22, 2010, between Countrywide Hardware, Inc. and Wells Fargo, National Association (successor by merger to Wachovia Bank, National Association) as modifying the related (i) Mortgage, Security Agreement and Absolute Assignment of Leases, (ii) Promissory Note and (iii) Loan Agreement, each dated May 24, 2002, between Countrywide Hardware, Inc. and Wachovia Bank National Association, as previously amended.
10.16	Indemnification Agreement, dated as of April 23, 2010, by the Registrant in favor of Marc Schorr and Richard A. Horowitz.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.
Date: April 27, 2010	By:	/s/ JOSEPH A. MOLINO, JR.
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Company.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES